1 Fourth Quarter 2008 Earnings Webcast & Conference Call February 5, 2009 Exhibit 99.2

2 Gary Kohn Vice President Investor Relations Earnings Webcast & Conference Call February 5, 2009

Safe Harbor
Safe Harbor
This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of
1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance”, “provides outlook”and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements. Readers of this presentation by The Western Union Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-
looking statements and should consider all uncertainties and risks discussed throughout the Annual Report on Form 10-K for the year ended
December 31, 2007, including those described under “Risk Factors.” The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: changes in general economic conditions and economic conditions in the geographic regions and industries in which we operate; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents, or the value of, or our ability to recover our investments; changes in immigration laws, patterns and other factors related to immigrants; technological changes, particularly with respect to e-commerce; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering and terrorist financing; our ability to attract and retain qualified key employees and to manage our workforce successfully; changes in foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers; political conditions and related actions in the
United States and abroad which may adversely affect our businesses and economic conditions as a whole; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our various regulators worldwide; growth in the money transfer market and other markets in which we operate at rates significantly different than recent levels; failure to implement agent contracts according to schedule; our ability to maintain our agent network and biller relationships under terms consistent with or more advantageous to us than those currently in place; interruptions of United States government relations with countries in which we have or are implementing material agent contracts; deterioration in consumers’ and clients’ confidence in our business, or in money transfer providers generally; failure to manage credit and fraud risks presented by our agents and consumers or non performance of our financial services providers and insurance carriers;
adverse rating actions by credit rating agencies; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code, and governmental or judicial interpretations thereof; our ability to favorably resolve tax matters with the
Internal Revenue Service and other tax jurisdictions; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other nonbank money transfer services providers, including telecommunications providers, card associations and card-based payment providers; our ability to grow our core businesses; our ability to develop and introduce new products, services and enhancements, and gain market acceptance of such products; our ability to protect our brands and our other intellectual property rights; our ability to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; any material breach of security of or interruptions in any of our systems; mergers, acquisitions and integration of acquired businesses and technologies into our company and the realization of anticipated synergies from these acquisitions; adverse consequences from our spin-off from First Data Corporation, including resolution of certain ongoing matters; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries;
decisions to change our business mix; cessation of various services provided to us by third-party vendors; catastrophic events; and
management’s ability to identify and manage these and other risks.

4 Christina Gold President & Chief Executive Officer Earnings Webcast & Conference Call February 5, 2009

Financial Results – Q4
Financial Results – Q4
Revenue $1.3B       down 1%
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
EPS $0.34 up  6%
EPS
excluding restructuring
$0.37 up 16%
Operating margin excluding restructuring
28%
Operating margin 26%
Delivered EPS and strong margin

Financial Results – 2008
Financial Results – 2008
Revenue $5.3B            up 8%
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
EPS $1.24 up 12%
EPS
excluding restructuring
$1.31 up 16%
$1.25 billion cash flow from operations
Operating margin excluding restructuring
27%
Operating margin 26%

4
Improve profitability
by leveraging scale,
reducing costs
and effectively
utilizing capital
Strategy for Long-term Growth
Strategy for Long-term Growth
1
Accelerate profitable
growth in the
global cash money
transfer business
2
Expand
and globalize the C2B
payments business
3
Innovate new products
and services for our
target customers
120 basis points of market share gain
Market share gains estimate based on cross border remittance market reported by Aite March, 2007

Geographically Diverse Portfolio
Geographically Diverse Portfolio
Revenue Transactions
Q4 08
1% 16%
Europe, Middle East, Africa, S. Asia
• 44% of Western Union revenue
• Directing investments to best market opportunities
• Payment Services Directive opportunity
• Pending agent acquisition
2008 EMEASA margin improved to 28%

Geographically Diverse Portfolio
Geographically Diverse Portfolio
Revenue Transactions
Q4 08
Americas
(5%) flat
• 34% of Western Union revenue
• Domestic business remains a challenge into 2009
• New “Go-to-Market” strategy
– Combined U.S. and Latin American organizations
– New structure in place and added several senior leaders
2008 Americas margin down to 27%

Geographically Diverse Portfolio
Geographically Diverse Portfolio
Revenue Transactions
Q4 08
Asia Pacific
7% 30%
• 7% of Western Union revenue
• China slowed sequentially due to fewer enterprise transfers
• Gaining market share in the Philippines
• Asia Pacific region represents significant long-term opportunity
2008 APAC margin improved to 25%

Revenue Transactions
Q4 08
C2B
(5%) flat
• Nearly 90% of revenue is U.S. derived
• International expansion is key
• Targeting acquisitions to broaden product offerings
Expand the C2B Business
Expand the C2B Business
Western Union® Payment Services
2008 C2B margin down to 28%

12 Well Positioned Well Positioned • 375,000 agent locations • Diverse portfolio across 200 countries and territories • Ability to shift investments in 15,000 corridors Continue to gain market share

13 Scott Scheirman Executive Vice President & Chief Financial Officer Earnings Webcast & Conference Call February 5, 2009

Q4 Revenue 1.3B $     down 1%
Financial Results
Financial Results
2008 Revenue 5.3B $     up 8%
Reported:
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Q4 Revenue – euro adjusted
Flat
2008 Revenue – euro adjusted
up 6%

15 Transaction Fee Components of Revenue Components of Revenue $ in millions Q4 07 Q4 08 Foreign Exchange Q4 07 Q4 08 $1,059 $1,040 Down 2% $216 $215 Flat

Consumer-to-Consumer
Consumer-to-Consumer
Q4 2008
Change
(millions)
Transactions 49 9%
Revenue $1,094 (1%)
Revenue – euro adjusted Flat
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Operating Income 4%
Operating Margin 140 bp 28.9%
$316
85% of revenue

14%
6%
9%
Transaction
Growth
Mix Price
Reductions
Constant
Currency
Revenue Growth
Currency Impact Reported
Revenue Growth
7%
12%
9%
Transaction
Growth
Mix Price
Reductions
Constant
Currency
Revenue Growth
Currency Impact Reported
Revenue Growth
C2C Transaction and Revenue Growth
C2C Transaction and Revenue Growth
• Items impacting revenue and
transaction spread
– Currency
– Product / Geographic mix
– Price reductions 1% in 2008
compared to 3% in 2007
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
2008 2007
3%
-1%
9%
Transaction
Growth
Mix Price
Reductions
Constant
Currency
Revenue Growth
Currency Impact
Reported
Revenue Growth

Strong C2C Operating Margin
Strong C2C Operating Margin
Q4 07 Q4 08
27.5%
28.9%
Up 140 bp
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Up 50 bp
Fourth Quarter Full Year
2007 2008
26.8% *
27.3%
* Excludes stock compensation charge.  GAAP C2C Margin = 26.3%

19 Consumer-to-Business Consumer-to-Business Q4 2008 Change (millions) Transactions 104 flat Revenue $174 (5%) Operating Income $47 (16%) Operating Margin 27% (350 bp) 13% of revenue

Cost of Services (as a % of Revenue)
Cost of Services (as a % of Revenue)
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
57.5%
58.0%
56.5%
57.3%
57.1%
58.6%
57.4%
2007
Reported
2008
Reported
2008
Excl.
Restructuring
2007
Reported
2007
Excl.
Stock
Comp
2008
Reported
2008
Excl.
Restructuring
Fourth Quarter Full Year

SG&A (as a % of Revenue)
SG&A (as a % of Revenue)
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
14.7%
16.1%
15.1%
15.7%
15.4%
15.8%
15.4%
2007
Reported
2008
Reported
2008
Excl.
Restructuring
2007
Reported
2007
Excl.
Stock
Comp
2008
Reported
2008
Excl.
Restructuring
Fourth Quarter Full Year

27.9%
25.9%
28.4%
27.0%
27.4%
25.7%
27.2%
2007
Reported
2008
Reported
2008
Excl.
Restructuring
2007
Reported
2007
Excl.
Stock
Comp
2008
Reported
2008
Excl.
Restructuring
Strong Operating Margin
Strong Operating Margin
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Fourth Quarter Full Year

Tax Rates
Tax Rates
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Fourth Quarter Full Year
27.4%
21.5%
22.8%
25.8%
26.6%
29.9%
2007
Reported
2008
Reported
2008
Excl.
Restructuring
2007
Reported
2008
Reported
2008
Excl.
Restructuring

Cash Generation and Position
Cash Generation and Position
Cash Flows From Operations $1,254
Cash Balance, December 31, 2008 $1,296
Debt Balance, December 31, 2008 $3,144
$ in millions
Capital Expenditures $154
Liquidity is a distinct advantage

25 2009 Outlook Earnings Webcast & Conference Call February 5, 2009

2009 Outlook
2009 Outlook
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Goal is to continue to gain market share
– Global cross border principal market will slow in 2009
– Western Union expects
– Single-digit remitted principal growth
– Mid- to high-single digit C2C transaction growth
– C2C principal per transaction to decline
– C2C price decreases consistent with 2008 at 1% of revenue
– C2B trends to continue into 2009
• Constant Currency Revenue to be down 2% to 5%
• Reported Revenue to be down 5% to 8%

2009 Outlook
2009 Outlook
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
– Other EPS Assumptions:
– $0.02 dilution from agent acquisition
– Net other expense of $150 million vs. $116 million in 2008 ($0.03
EPS impact)
– Tax rate of approximately 26%
– Buyback of $400 million
• Constant Currency EPS of $1.16 to $1.26
• Reported EPS of $1.18 to $1.28

2009 Outlook
2009 Outlook
• Actions taken to improve profitability in 2008
• Relocated call center operations
• Eliminated positions
• Reduced agent commission selectively
• In 2009
• About 65% of costs are variable
• Closely manage expenses
• Identify additional opportunities
Margin expansion as revenue reaccelerates

29 2009 Outlook 2009 Outlook • Cash Flow from Operations to exceed $1.1 billion • Capital Expenditures of less than $150 million Liquidity is key in 2009

30 Christina Gold President & Chief Executive Officer Earnings Webcast & Conference Call February 5, 2009

Strong Get Stronger
Strong Get Stronger
• Leader in the money transfer space
• Opportunity to increase our 17% share
• 400,000 agent locations by year end
• Strong business model
• High cash flow generation with modest capital needs
• Variable cost model
Creating shareholder value

Strong Get Stronger
Strong Get Stronger
• Invest in the core business and our most important
assets
– Brand, network, technology and people
• Acquisitions
– Strengthen money transfer, diversify offerings
• Return capital to shareholders

Growing Share of $400+ billion
Remittance Market
Growing Share of $400+ billion
Remittance Market
2006 2007 2008
14.0%
15.5%
16.7%
• Proven business
model
• Long-term, migrants
will continue to seek
employment
opportunities
• Western Union
uniquely positioned
to meet current
money transfer and
other consumer
financial needs
Western Union Estimated Share of Cross
Border Remittance Market
Aite, March 2007.   Study includes only cross-border transfers and may not include all services that consumers view as competitive to Western Union, particularly informal or unregulated services.

Global Leader
Global Leader
• Leadership position in growing market
• 375,000 agent locations
• Well-known brand
• Geographically diverse revenue stream
• Scalable infrastructure
• Industry-leading compliance capabilities
• Solid financial position
Well positioned for long-term growth

35 Fourth Quarter 2008 Earnings Webcast & Conference Call February 5, 2009 Appendix

36 36
Non-GAAP Measures
Non-GAAP Measures
Western Union's management has presented: (1) Cost of services growth, selling, general and administrative ("SG&A) growth, net income growth, earnings per share, earnings per share growth and operating income margin, excluding 2008 restructuring and related stock-based compensation vesting charge, which resulted from the acquisition of First Data Corporation ("First Data") by an affiliate of Kohlberg, Kravis,
Roberts & Co. ("KKR") in the third quarter 2007; (2) Cost of services and SG&A as a percent of revenue, excluding 2008 restructuring and related expenses and the 2007 stock-based compensation vesting charge; (3) Consolidated and consumer-to-consumer segment revenue growth, international consumer-to-consumer revenue growth and international consumer-to-consumer excluding United States originated transactions revenue growth, excluding the impact of translating euro denominated revenues into United States dollars; (4) Consolidated and consumer-to-consumer revenue growth, excluding the impact of translating foreign currency denominated revenues into United States dollars;
(5) Operating income margin by region within the consumer-to-consumer segment, excluding the 2007 stock-based compensation vesting charge; (6) Operating income margin for the consumer-to-consumer segment, excluding the 2007 stock-based compensation vesting charge;
(7) Fourth quarter and full year 2008 effective tax rate, excluding the impact of the 2008 restructuring and related expenses and 2007 full year effective tax rate, excluding the impact of the 2007 stock-based compensation vesting charge; (8) 2009 Revenue growth rate guidance, excluding the impact of translating foreign currency denominated revenue into United States dollars; and (9) 2009 EPS guidance, excluding the impact of translating foreign currency denominated amounts into United States dollars. Western Union's management believes these non-
GAAP measures provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures is included.

37 37
(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
Year ended
December 31,
Consolidated
Consumer-to-
Consumer
segment
International
Consumer-to-
Consumer
International
Consumer-to-
Consumer excluding
United States
originated
transactions Consolidated
2008 Revenues, as reported (GAAP)
$         1,291.6 $        1,094.3
891.2 $             721.0 $
$                5,282.0
Reversal of revenue impact from
translation of euro denominated
revenues into United States dollars (a)                   12.8                  12.8 12.8 12.8                        (82.5)
$         1,304.4 $        1,107.1 $             904.0 $                       733.8 $                5,199.5
2007 Revenues, as reported (GAAP)
$         1,309.1 $        1,104.2
885.7 $             707.8 $
$                4,900.2
Revenue (decline)/growth, as reported (GAAP) (1)% (1)% 1% 2% 8%
Revenue growth, adjusted 0% 0% 2% 4% 6%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
2008 Revenues, adjusted
Three Months Ended December 31,
Adjustments:

38 38
(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
Consumer-to
Consumer Consolidated
Consumer-to
Consumer Consolidated
2008 Revenues, as reported (GAAP) $                     1,094.3 $                     1,291.6 $                  4,471.6 $         5,282.0
Reversal of revenue impact from translation
of foreign currency denominated revenues into
United States dollars (b)                               40.8                               40.8                          (96.3)                 (96.3)
$                     1,135.1 $                     1,332.4 $                  4,375.3 $         5,185.7
2007 Revenues, as reported (GAAP) $                     1,104.2 $                     1,309.1 $                  4,093.1 $         4,900.2
Revenue (decline)/growth, as reported (GAAP) (1)% (1)% 9% 8%
Revenue growth, adjusted
3% 2% 7% 6%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Three Months Ended December 31, Year Ended December 31,
Adjustments:
2008 Revenues, adjusted

39 39
(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
Year Ended
December 31,
2007 Consumer-to-Consumer Revenues, as reported (GAAP) $                  4,093.1
Reversal of revenue impact from translation of foreign
currency denominated revenues into United States
dollars (b)                        (126.4)
$                  3,966.7
2006 Consumer-to-Consumer Revenues, as reported (GAAP)
$                  3,744.9
Revenue (decline)/growth, as reported (GAAP) 9%
Revenue growth, adjusted 6%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Adjustments:
2007 Consumer-to-Consumer Revenues, adjusted

40 40
(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
As reported As reported
(GAAP)
Adjustments (c)
Adjusted (GAAP)
Adjustments (c)
Adjusted
Revenues $       1,291.6 - $                       $        1,291.6 $           5,282.0 - $                 $     5,282.0
Cost of services
             749.4
(19.8)
               729.6                3,093.0
(62.8)
        3,030.2
Selling, general and administrative
             207.9
(12.8)
               195.1                   834.0
(20.1)
           813.9
Net income              239.6 21.3                                       260.9                   919.0 51.6                             970.6
Earnings per share $            0.34 0.03 $                     $             0.37 $                1.24 0.07 $               $          1.31
As reported As reported
(GAAP)
Adjustments (d)
Adjusted (GAAP)
Adjustments (d)
Adjusted
Revenues $       1,309.1 - $                                  1,309.1 $           4,900.2 - $                 $     4,900.2
Cost of services
             752.7
-
               752.7                2,808.4
(8.0)
        2,800.4
Selling, general and administrative              191.8 -                                         191.8                   769.8 (14.3)                            755.5
Net income              243.3 -                                         243.3                   857.3 15.2                             872.5
Earnings per share $            0.32 - $                       $             0.32 $                1.11 0.02 $               $          1.13
As reported As reported
(GAAP)
Adjustments
Adjusted (GAAP)
Adjustments
Adjusted
Cost of services 0% (3)% (3)% 10% (2)% 8%
Selling, general and administrative 8% (6)% 2% 8% 0% 8%
Net income (2)% 9% 7% 7% 4% 11%
Earnings per share 6% 10% 16% 12% 4% 16%
Percent of 2008 revenue:
Cost of services
58.0% (1.5)% 56.5% 58.6% (1.2)% 57.4%
Selling, general and administrative
16.1% (1.0)% 15.1% 15.8% (0.4)% 15.4%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
2008 Growth/(decline):
Three Months Ended December 31, 2007
Three Months Ended December 31, 2008 Year Ended December 31, 2008
Year Ended December 31, 2007

41 41
(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
2008 2007 2008 2007
Revenues
$          1,291.6 $      1,309.1 $   5,282.0 $   4,900.2
$             749.4 $         752.7 $   3,093.0 $   2,808.4
Restructuring and related expenses (c)                  (19.8)                    -             (62.8)                -
Accelerated non-cash stock compensation
vesting charge (d)                       -                      -                   -              (8.0)
$             729.6 $         752.7 $   3,030.2 $   2,800.4
Cost of services growth, as reported (GAAP) 0% 10%
Cost of services (decline)/growth, adjusted
(3)% 8%
58.0% 57.5% 58.6% 57.3%
56.5% 57.5% 57.4% 57.1%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Cost of services as a percent of revenue, adjusted
Cost of services, adjusted
Cost of services, as reported (GAAP)
Adjustments:
Year Ended
December 31,
Three Months Ended
December 31,
Cost of services as a percent of revenue, as reported
(GAAP)

42 42
(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
2008 2007 2008 2007
Revenues
$          1,291.6 $      1,309.1 $   5,282.0 $   4,900.2
$             207.9 $         191.8 $      834.0 $      769.8
Restructuring and related expenses (c)                  (12.8)                    -             (20.1)                -
Accelerated non-cash stock compensation vesting charge (d)                       -                      -                   -            (14.3)
$             195.1 $         191.8 $      813.9 $      755.5
Selling, general and administrative growth, as reported (GAAP) 8% 8%
Selling, general and administrative growth, adjusted 2% 8%
16.1% 14.7% 15.8% 15.7%
15.1% 14.7% 15.4% 15.4%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Selling, general and administrative as a percent of revenue, adjusted
Year Ended
December 31,
Selling, general and administrative, adjusted
Selling, general and administrative, as reported (GAAP)
Adjustments:
Three Months Ended
December 31,
Selling, general and administrative as a percent of revenue, as reported
(GAAP)

43 43
(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
2008 2007 2008 2007
$                239.6 $                243.3 $               919.0 $               857.3
Restructuring and related expenses, net of
income tax benefit of $11.3 million and $31.3
million for the three months and year ended,
respectively (c)                       21.3                          -                        51.6                         -
Accelerated non-cash stock compensation
vesting charge, net of income tax benefit of
$7.1 million (d)                           -                            -                            -                        15.2
$                260.9 $                243.3 $               970.6 $               872.5
As reported (GAAP) $                  0.34 $                  0.32 $                 1.24 $                 1.11
Restructuring and related expenses (c)                       0.03                          -                        0.07
Accelerated non-cash stock compensation
vesting charge (d)                           -                            -                            -                        0.02
Adjusted $                  0.37 $                  0.32 $                 1.31 $                 1.13
EPS, as reported (GAAP) 6% 12%
EPS, adjusted 16% 16%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Net income, adjusted
Growth:
Earnings per share ("EPS"):
Net income, as reported (GAAP)
Adjustment:
Year Ended
December 31,
Three Months Ended
December 31,

44 44
(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
2008 2007 2008 2007
Revenues
$          1,291.6 $      1,309.1 $   5,282.0 $   4,900.2
$             334.3 $         364.6 $   1,355.0 $   1,322.0
Restructuring and related expenses (c)                    32.6                    -              82.9                -
Accelerated non-cash stock compensation
vesting charge (d)                       -                      -                   -              22.3
$             366.9 $         364.6 $   1,437.9 $   1,344.3
Operating income margin, as reported (GAAP) 25.9% 27.9% 25.7% 27.0%
Operating income margin, adjusted
28.4% 27.9% 27.2% 27.4%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Year Ended
December 31,
Operating income, adjusted
Operating income, as reported (GAAP)
Adjustments:
Three Months Ended
December 31,

45 45
(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
Europe, Middle East,
Africa, South Asia Americas Asia Pacific
Operating income margin, as reported (GAAP) 26% 28% 20%
Adjustment:
     Accelerated non-cash stock compensation vesting charge (d) 1% 0% 1%
Operating income margin, adjusted 27% 28% 21%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Operating income margin by region
Year ended December 31, 2007

46 46
(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
Consumer-to-Consumer revenue, as reported (GAAP) 4,093.1 $
Consumer-to-Consumer operating income, as reported (GAAP) 1,078.3 $
Adjustment:
     Accelerated non-cash stock compensation vesting charge (d) 18.9
Consumer-to-Consumer operating income, adjusted 1,097.2 $
Consumer-to-Consumer operating income margin:
     As reported (GAAP) 26.3%
     Adjusted 26.8%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Year Ended December 31, 2007

47 47
(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
Three Months
Ended December 31,
2008
Year Ended
December 31,
2008
Year Ended
December 31,
2007
Income before income taxes, as reported (GAAP) $                       305.2 $          1,238.7 1,222.4 $
Adjustments:
Restructuring and related expenses (c)
                             32.6                    82.9
-
Accelerated non-cash stock compensation vesting
charge (d)                                  -                          -  22.3
Income before income taxes, adjusted
$                       337.8 $          1,321.6 $           1,244.7
Provision for income taxes, as reported (GAAP) $                         65.6 $             319.7 365.1 $
Adjustments:
Tax benefit on restructuring and related expenses (c)                              11.3 31.3 -
Tax benefit on accelerated non-cash stock
compensation vesting charge (d)                                 -                          -
7.1
Provision for income taxes, adjusted
$                         76.9 $             351.0 $              372.2
Effective tax rate (GAAP Basis)
21.5% 25.8% 29.9%
Effective tax rate, adjusted
22.8% 26.6% 29.9%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.

48 48
(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
2009 Revenue Outlook
Revenue declines GAAP basis (5)% (8)%
Adjustments:
Reversal of estimated impact of translation of
foreign currency denominated revenues into United
States dollars (e)
3% 3%
Adjusted estimated revenue declines (2)% (5)%
2009 EPS Outlook
$            1.18 $               1.28
Adjustments:
Reversal of estimated impact from translation of
foreign currency denominated amounts into United
States dollars (e)
               (0.02)                  (0.02)
$            1.16 $               1.26
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Range
Adjusted EPS guidance  (includes $0.02 of dilution for
agent acquisition)
EPS guidance GAAP basis (includes $0.02 of dilution
for agent acquisition)
Range

49 49
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(a) Represents the increase or decrease to revenue from the fluctuation in the exchange rate between the euro and the
United States dollar. Euro results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the U.S. dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.
(b) Represents the impact from the fluctuation in exchange rates between all foreign currency denominated revenues and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the U.S. dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.
(d) In the third quarter of 2007, the Company recognized a non-cash accounting for stock-based compensation charge in accordance with SFAS No. 123R resulting from the previously announced acceleration of vesting in Western Union stock options and awards granted to current Western Union employees prior to the spin-off from First Data. Under the terms of the plan, vesting was accelerated for these options and awards as a result of the change of control that occurred when an affiliate of KKR acquired First Data, Western Union's former parent company, on September 24,
2007. This stock compensation expense was charged to each of the regions.
(c) Restructuring and related expenses relate to severance, outplacement and other employee related benefits; facility closure and migration of IT infrastructure; and other expenses related to relocation of various operations to existing
Company facilities and third party providers, including hiring, training, relocation, travel, and professional fees. Also, included in the facility closure expenses are non-cash expenses related to fixed asset and leasehold improvement write-
offs, and acceleration of depreciation and amortization. The restructuring and related expenses are included in cost of services and selling, general and administrative expense lines of the consolidated statements of income, and are not included in segment results.
(e) Represents the estimated impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any estimated benefit or loss caused by foreign exchange fluctuations between foreign currencies and the U.S. dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate. In addition, to compute constant currency earnings per share, the Company also excludes the estimated impact of fluctuations in foreign currency derivatives not designated as hedges and the portion of fair value that is excluded from the measure of effectiveness for those contracts designated as hedges.

Use of Material
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for your convenience and information only.  This information is accurate as of the date of its initial presentation, February 5,
2009. If you plan to use this information for any purpose,
verification of its continued accuracy is your responsibility.  The
Western Union Company assumes no duty to update or revise
the information contained in this presentation. You may
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